Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of January 5, 2016, to the Credit Agreement, dated as of January 6, 2015, by and among NEXPOINT CAPITAL, INC., a Delaware corporation (herein referred to as the “Borrower”), the Banks party thereto from time to time and STATE STREET BANK AND TRUST COMPANY, as agent for the Banks (in such capacity, the “Agent”) (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

I. Each term that is defined in the Credit Agreement and not herein defined has the meaning ascribed thereto by the Credit Agreement when used herein.

II. The Borrower desires an amendment to the Credit Agreement upon the terms and conditions herein contained, and the Banks have agreed thereto upon the terms and conditions herein contained.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in appropriate alphabetical order:

“Amendment Effective Date” means the Amendment Effective Date as such term is defined in Amendment No. 1 to this Credit Agreement.

“Commitment Fee Rate” means, for any date, a rate per annum equal to (a) during the period from the Effective Date to but excluding the Amendment Effective Date, the applicable rate set forth from time to time in this Credit Agreement at which the commitment fee accrues, and (b) at all other times, 0.25%.

“Electronic Platform” means an electronic system for the delivery of information (including, without limitation, documents), such as IntraLinks On-Demand Workspaces™ , that may or may not be provided or administered by the Agent or an Affiliate thereof.

“Specified Materials” means, collectively, all materials or information provided by or on behalf of the Borrower, as well as documents and other written materials relating to the Borrower or any of its Subsidiaries or Affiliates or any other materials or matters relating to the Loan Documents (including, without limitation, any amendment, restatement, supplement or other modification thereto).

2. The defined term “Federal Funds Rate” contained in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “the higher of (a) 0.00% or (b)” immediately after the phrase “for any day,” contained therein.

3. The defined term “Termination Date” contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the date “January 5, 2016” contained therein with the date “January 3, 2017”.

4. The last sentence of Section 2.06(a) of the Credit Agreement is hereby amended and restated as follows:

Accrued and unpaid interest on each Base Rate Loan shall be payable (i) in the case of interest accrued during a calendar month, on the fifteenth (15th) day of the immediately succeeding calendar month, and (ii) on the Termination Date.

5. The last sentence of Section 2.06(b) of the Credit Agreement is hereby amended and restated as follows:

Accrued and unpaid interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor, and on the Termination Date.

6. Section 2.07(a) of the Credit Agreement is hereby amended by (i) replacing the phrase “at the rate of 0.15% per annum” contained therein with the phrase “at the Commitment Fee Rate” and (ii) replacing the last two sentences contained therein with the sentence “Commitment fees accrued during each calendar quarter shall be due and payable in arrears on the fifteenth day of the calendar month immediately succeeding such calendar quarter and on the Termination Date.”

7. Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety as follow:

The Borrower hereby authorizes and irrevocably directs the Agent, at the Agent’s option at any time upon and following the due date for payment by the Borrower of any amounts under the Loan Documents, and without any further notice to or consent of the Borrower, to debit any account(s) of the Borrower with the Agent (in any capacity) and apply amounts so debited toward the payment of any such amounts due and owing under the Loan Documents. Notwithstanding such authorization and direction, the Borrower hereby further acknowledges and agrees that (a) the Agent shall have no obligation to so debit any such account(s) and shall have no liability whatsoever to the Borrower for any failure to do so, and (b) the Borrower shall fully retain the obligation under the Loan Documents to make all payments owing by the Borrower thereunder when due.

8. Section 4.16(i)(y) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(y) located, organized or resident of a country, region or territory that is, or whose government is, the subject of Sanctions (currently Cuba, Iran, North Korea, Sudan, Crimea and Syria), so as to result in a violation of Sanctions;

9. Section 5.01(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) from time to time such additional documents and information as the Agent, at the request of any Bank, may reasonably request (x) regarding the financial position or business of the Borrower, including without limitation, listing and valuation reports, and (y) in order to comply with “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies.

10. Section 5.23(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) to fund, finance or facilitate any activities or business of or with any Person, or in any country, region or territory that, at the time of such funding, financing or facilitating, is, or whose government is, the subject of Sanctions, so as to result in a violation of Sanctions, or

11. Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 9.01. Notices. (a) All notices, requests, consents and other communications under the Loan Documents to any party hereto (each a “Notice”) shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth on Schedule 1 attached hereto or by approved electronic communication in accordance with Section 9.01(b). Each Notice shall be deemed to have been given when received. Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in paragraph (c).

(b) Notices made by the Borrower consisting of requests for loans or notices of repayments hereunder or items referred to in Sections 5.01(a), (b), (c), (d) and (f) hereof may be delivered or furnished by e-mail or other electronic communication (including internet or intranet websites) pursuant to procedures approved by the Agent, unless the Agent, in its discretion, has previously notified the Borrower otherwise. In furtherance of the foregoing, each Bank hereby agrees to notify the Agent in writing, on or before the date such Bank becomes a party to this Agreement, of such Bank’s e-mail address to which a notice may be sent (and from time to time thereafter to ensure that the Agent has on record an effective e-mail address for such Bank). Each of the Agent and the Borrower may, in its discretion, agree to accept other Notices to it under the Loan Documents by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular Notices. None of the Agent, any Bank, nor any of the directors, officers, employees, agents or Affiliates of the Agent or any Bank shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed through telecommunications, electronic or other information transmission systems in connection with the Loan Documents or the transactions contemplated hereby or thereby.

(c) Unless the Agent otherwise prescribes, (i) Notices sent to an e-mail address shall be deemed to have been given when received by the Agent or any Bank, as applicable, and (ii) if agreed to pursuant to paragraph (b), above, financial information posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such Notice is available and identifying the website address therefor, provided that, for both clauses (i) and (ii) above, if such Notice is not sent during the normal business hours of the recipient, such Notice shall be deemed to have been sent at the opening of business on the next Domestic Business Day for the recipient.

(d) Any party hereto may change its address, facsimile number or e-mail address for Notices under the Loan Documents by notice to the other parties hereto, which notice shall be in writing.

(e) The Borrower hereby acknowledges that: (i) the Agent may make available to the Banks Specified Materials by posting some or all of the Specified Materials on an Electronic Platform approved by the Borrower, (ii) the distribution of materials and information through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with any such distribution, (iii) the Electronic Platform is provided and used on an “as is,” “as available” basis, and (iv) neither the Agent nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency or sequencing of the Specified Materials posted on the Electronic Platform. The Agent, on behalf of itself and its Affiliates, expressly and specifically disclaims, with respect to the Electronic Platform, delays in posting or delivery, or problems accessing the specified materials posted on the Electronic Platform, and any liability for any losses, costs, expenses or liabilities that may be suffered or incurred in connection with the Electronic Platform. No representation or warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by Agent or any of its Affiliates in connection with the Electronic Platform.

12. Schedule 1 of the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1 hereto.

13. Paragraphs 1 through 12 of this Amendment shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment Effective Date”):

(a) the Agent shall have received from the Borrower and each Bank either (i) a counterpart of this Amendment executed on behalf of such party, or (ii) written evidence satisfactory to the Agent (which may include electronic mail transmission (in printable format) or facsimile of a signed signature page of this Amendment) that each such party has executed a counterpart of this Amendment;

(b) the Agent shall have received from the Borrower a manually signed certificate from the Secretary or Assistant Secretary of the Borrower, in all respects satisfactory to the Agent, (i) certifying as to the incumbency of authorized persons of the Borrower executing this Amendment, (ii) attaching true, complete and correct copies of the resolutions duly adopted by the board of directors of the Borrower approving this Amendment and the transactions contemplated hereby, all of which are in full force and effect on the date hereof, and (iii) certifying that the Borrower’s Charter Documents have not been amended, supplemented or otherwise modified since January 6, 2015 or, if so, attaching true, complete and correct copies of each such amendment, supplement or modification;

(c) receipt by the Agent of the legal opinion of Ropes & Gray LLP, outside counsel for the Borrower, addressed to the Agent and the Banks and covering such matters relating to the transactions contemplated hereby as the Agent may reasonably request;

(d) the Agent shall have received such documents and information as the Agent, at the request of any Bank, shall have requested in order to comply with “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies; and

(e) the Borrower shall have paid all out-of-pocket fees and expenses incurred by the Agent (including, without limitation, reasonable legal fees and disbursements of counsel to the Agent) in connection herewith to the extent they have been invoiced prior to the date hereof and are payable by the Borrower pursuant to Section 9.03 of the Credit Agreement.

14. The Borrower (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and all of its obligations thereunder (except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing) and agrees and admits that (i) it has no defense to any such obligation and (ii) it shall not exercise any setoff or offset to any such obligation, and (b) (1) represents and warrants that, as of the date of execution and delivery hereof by the Borrower, after giving effect to the amendments contained in this Amendment, no Default has occurred and is continuing and (2) after giving effect to the amendments contained in this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

15. Except as expressly set forth herein, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

16. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an electronic counterpart to this Amendment (which may include electronic mail transmission (in printable format) or facsimile of a signed signature page of this Amendment) shall be as effective as delivery of an original counterpart.

17. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, each party hereto, intending this Amendment No. 1 to the Credit Agreement to take effect as an agreement under seal, has caused this agreement to be duly executed by its duly authorized representative(s) as of the day and year first above written.

NEXPOINT CAPITAL, INC.

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Executive Vice President, Principal Financial Officer and Principal Accounting Officer

STATE STREET BANK AND TRUST COMPANY, individually and as Agent

By:
	Name:	James H. Reichert
	Title:	Vice President

Nexpoint Capital, Inc. Signature Page to Amendment No. 1

IN WITNESS WHEREOF, each party hereto, intending this Amendment No. 1 to the Credit Agreement to take effect as an agreement under seal, has caused this agreement to be duly executed by its duly authorized representative(s) as of the day and year first above written.

NEXPOINT CAPITAL, INC.

By:
	Name:	Brian Mitts
	Title:	Treasurer

STATE STREET BANK AND TRUST COMPANY, individually and as Agent

By:	/s/ James H. Reichert
	Name:	James H. Reichert
	Title:	Vice President

Nexpoint Capital, Inc. Signature Page to Amendment No. 1

SCHEDULE 1

BORROWER:

NEXPOINT CAPITAL, INC.
300 Crescent Court, Suite 700
Dallas, Texas 75201
Attention: Brian Mitts
Phone: 972-419-2556
Email: bmitts@highlandfunds.com

BANKS:	COMMITMENT AMOUNT	COMMITMENT PERCENTAGE

STATE STREET BANK AND TRUST COMPANY	$25,000,000	100%

Domestic Lending Office, LIBOR Lending Office and Office for Notices to the Agent for Borrowings and Payments:

(a) if by overnight courier service:

State Street Bank and Trust Company
Customer Service Unit
2 Copley Place, 3rd Floor
Boston, MA 02116
Attn: Eduardo Chaves
Tel: (617) 662-8574
Fax: (617) 988-6677

Attn: Peter Connolly
Tel: (617) 662-8588
Fax: (617) 988-6677

(b) in all other cases:

State Street Bank and Trust Company
Customer Service Unit
Copley Place Tower, Box 5303
Boston, MA 02206
Attn: Eduardo Chaves
Tel: (617) 662-8574
Fax: (617) 988-6677

Attn: Peter Connolly
Tel: (617) 662-8588
Fax: (617) 988-6677
Email: ais-loanops-csu@statestreet.com

Office for all Other Notices:

(a) if by overnight courier:

State Street Bank and Trust Company
Mutual Fund Lending Department
4 Copley Place, 5th Floor
Boston, MA 02116
Attn: James H. Reichert,
Vice President
Tel: (617) 662-8620

(b) in all other cases:

State Street Bank and Trust Company
Mutual Fund Lending Department
Copley Place Tower, Box 5303
Boston, MA 02206
Attn: James H. Reichert,
Vice President
Tel: (617) 662-8620
Fax: (617) 662-8665
E-mail: jhreichert@statestreet.com